UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017 (September 15, 2017)

Fortress Investment Group LLC

(Exact name of Registrant as specified in its charter)

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 798-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

On September 15, 2017, Fortress Investment Group LLC (the “Company”) completed the previously announced sale of its traditional asset management business contemplated by that certain Purchase and Sale Agreement (the “Purchase and Sale Agreement”), dated as of July 7, 2017, by and among Fortress Asset Management LLC, Fortress Asset Management GP LLC (together with Fortress Asset Management LLC, the “Sellers”), Logan Circle Partners, L.P. (“Logan Circle”), Logan Circle Partners GP, LLC (the “General Partner”), FIG LLC (in a limited capacity), each of which is or, in the case of Logan Circle and the General Partner, prior to such sale was, an indirect subsidiary of the Company, and MetLife, Inc. (the “Parent Buyer”).

Pursuant to the Purchase and Sale Agreement, on September 15, 2017, a wholly owned subsidiary of the Parent Buyer purchased from the Sellers all of the Sellers’ interests in Logan Circle and the General Partner for an aggregate purchase price of approximately $250,000,000, subject to certain customary adjustments and an allocation of $55,000,000 of the purchase price to an employee long-term incentive plan (the “Logan Circle Sale”).

The foregoing description of the Purchase and Sale Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase and Sale Agreement, attached as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, dated July 7, 2017, and incorporated herein by reference as Exhibit 2.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

2.1	Purchase and Sale Agreement, dated July 7, 2017, by and among Fortress Asset Management LLC, Fortress Asset Management GP LLC, Logan Circle Partners, L.P., Logan Circle Partners GP, LLC, FIG LLC (solely for purposes of Section 5.1(j), Section 5.11 and Article IX), and MetLife, Inc. (incorporated by reference to the Registrant’s Current Report on Form 8-K, dated July 7, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC (Registrant)

By:	/s/ David Brooks
David Brooks General Counsel
Date: September 15, 2017

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